BUSINESS FIRST BANCSHARES

Q1 2024 Results


BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

TABLE OF CONTENTS

LEGAL DISCLOSURES

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 1, 2024 (as may be amended in the Company's Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.


Thoughtful, Disciplined Decision-Making
Relationship Driven Team
b1
Meaningful Communication
Striving To Be The Best Through Continual Improvement
Doing the Right Thing The Right Way

b1BANK's five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions; they are the core of our culture, driving our day-to-day interactions between employees and with our clients to make a positive impact on the communities we serve.


AMERICAN BANKER
2021 Best Banks to Work For
AMERICAN BANKER
2022 Best Banks to Work For
AMERICAN BANKER
2023 Best Banks to Work For
BUSINESS REPORT'S 2021 BEST PLACES to WORK IN BATON ROUGE
BUSINESS REPORT'S 2022 BEST PLACES to WORK IN BATON ROUGE
BUSINESS REPORT'S 2023 BEST PLACES to WORK IN BATON ROUGE

SOCIAL IMPACT

b1COMMUNITY

2024 YTD Total Volunteerism:

- 1,012 Hours
- 88 hours of financial literacy education and non-profit service

b1 FOUNDATION

2021 Inception Through March 2024:

- Mentored 601 businesses
- Conducted training classes to help 2,892 entrepreneurs start or grow their business

Project REACh

- Partnership through b1BANK Financial Institutions Group
- Partner with Minority Deposit Institutions (MDI) by helping with correspondent banking services, specialized expertise, supplier network access and investment. Each partnership is unique based on the MDI's needs.
- Through 2024: 13 bank partners


Red
Texarkana
Louisiana
1,012 Volunteer Hours
601 Businesses Mentored

Company Overview

Ticker: BFST (Nasdaq)

Market Capitalization: $568 million (as of March 31, 2024)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Diversified commercial-focused bank with $6.7 billion in assets and operations in Louisiana, Texas and Mississippi including; 38 legacy Louisiana full-service banking centers(5), one loan production office, 10 metro-focused Texas banking centers and one registered investment advisory in Ridgeland, MS
- #1 deposit market share in Louisiana for Louisiana-headquartered banks(1)
- Texas markets represents 37% of credit exposure, as of 3/31/24
- Diversified deposit base with 104,705 accounts with an average balance of $53,223 and an organic deposit growth CAGR of ~17% since 4Q15(2)
- Since 2018, completed three equity capital raises including IPO totaling $151.0 million of additional capital in addition to two subordinated debt issuances totaling $77.5 million.
- During 1Q24, acquired Waterstone LSP, which provides comprehensive support (origination and servicing) and lending solutions under SBA programs.

Financial Highlights of 1Q24 ($ millions)	
Assets	$6,696
Gross Loans Held for Investments	$5,089
Deposits	$5,573
Loan-to-Deposit Ratio	91.3%
ROAA	0.74%
ROACE	8.51%
Core ROAA(3)	0.77%
Core ROACE(3)	8.92%
NPLs/Total Loans(HFI)	0.43%
Tier 1 Risk-based Capital Ratio(4)	10.42%
Tier 1 Leverage Ratio(4)	9.38%
Total Risk-based Capital Ratio(4)	12.78%
TCE/TA(3)	7.19%


DALLAS
SHREVEPORT
MONROE
JACKSON
HOUSTON
LAKE CHARLES
LAFAYETTE
BATON ROUGE
NEW ORLEANS
BANKING CENTERS
SSW INVESTMENTS
LOAN PRODUCTION OFFICES

BFST operates 48 full-service banking centers(5) and 1 LPO across Louisiana and Texas

(1) Deposit market share is as of June 30, 2023, per FDIC data.
(2) Jumbo deposits reflects total deposits of $250 thousand or greater. Deposit balances exclude Business First Bancshares Holding Company deposits with the Bank subsidiary and includes brokered deposits.
(3) Non-GAAP financial measure. See appendix for applicable reconciliation.
(4) Preliminary consolidated capital ratios as of March 31, 2024.
(5) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.

EXECUTIVE MANAGEMENT



Jude Melville
Director, President and CEO
Age: 49
Year Started at BFST: 2006



Gregory Robertson
EVP, Chief Financial Officer
Age: 52
Year Started at BFST: 2011



Philip Jordan
EVP, Chief Banking Officer
Age: 51
Year Started at BFST: 2008



Keith Mansfield
EVP, Chief Operations Officer
Age: 47
Year Started at BFST: 2016



Jerry Vascocu
EVP,
Chief Administrative Officer
Age: 50
Year Started at BFST: 2022



Saundra Strong
EVP, General Counsel
Age: 46
Year Started at BFST: 2021



Kathryn Manning
EVP, Chief Risk Officer
Age: 36
Year Started at BFST: 2013



Jesse Jackson
EVP,
Financial Institutions Group
Age: 48
Year Started at BFST: 2020



Warren McDonald
EVP, Chief Credit Officer
Age: 57
Year Started at BFST: 2006



Heather Roemer
SVP, Chief of Staff
Age: 42
Year Started at BFST: 2009

DIVERSIFIED FOOTPRINT



Dallas Fort Worth Region

# of Banking Centers:	5
Total Loans:	$1,406.3
Total Deposits:	$372.9
Deposits / Banking Center:	$74.6

North Louisiana Region

# of Banking Centers(1):	9
Total Loans:	$874.4
Total Deposits:	$848.4
Deposits / Banking Center(2):	$106.1

Greater New Orleans Region

# of Banking Centers:	2
# of LPOs:	1
Total Loans:	$775.3
Total Deposits:	$332.1
Deposits / Banking Center:	$166.0

Houston Region

# of Banking Centers:	5
Total Loans:	$473.2
Total Deposits:	$538.6
Deposits / Banking Center:	$107.7

Southwest Louisiana Region

# of Banking Centers:	13
Total Loans:	$542.0
Total Deposits:	$1,108.3
Deposits / Banking Center:	$85.3

Capital Region

# of Banking Centers:	8
Total Loans:	$703.1
Total Deposits:	$867.0
Deposits / Banking Center:	$108.4

Bayou Region

# of Banking Centers:	6
Total Loans:	$307.3
Total Deposits:	$638.5
Deposits / Banking Center:	$106.4

Note: Dollars in millions. Financial data as of March 31, 2024. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments.

(1) Banking Center count includes one standalone ITM.

(2) Excludes standalone ITM from Deposits / Banking Center calculation.

LONG-TERM PROFITABILITY

Diluted EPS Available to Common Shareholders



~77% growth in Core Diluted EPS(1) since 2018
$1.45
$1.80
$2.05
$2.61
$2.52
$2.62
$2.57
$1.22
$1.74
$1.64
$2.53
$2.32
$2.59
$2.54
2018
2019
2020
2021
2022
2023
TTM Q1'24
EPS
Core EPS(1)

Tangible Book Value Per Share



~37% growth in TBVPS (excl. AOCI)(1) since 2018
$15.60
$17.12
$16.28
$17.77
$19.12
$21.25
$21.42
$19.68
$15.34
$21.47
$17.31
$19.88
$16.80
$21.24
$17.71
$20.25
$16.17
$22.58
$18.62
$22.64
$18.61
2018
2019
2020
2021
2022
2023
Q1'24
BVPS
TBVPS(1)
TBVPS (excl. AOCI)(1)

Net Income Available to Common Shareholders



~289% growth in Core Net Income(1) since 2018
$16.8
$24.6
$37.5
$53.9
$57.6
$66.3
$65.4
$14.1
$23.8
$30.0
$52.1
$52.9
$65.6
$64.2
2018
2019
2020
2021
2022
2023
TTM Q1'24
Net Income
Core Net Income(1)

Efficiency Ratio



~365 basis point reduction in Core Efficiency Ratio(1) since 2018
66.9%
63.4%
61.1%
60.6%
62.8%
61.9%
63.3%
71.8%
64.4%
67.8%
61.8%
65.3%
61.6%
63.2%
2018
2019
2020
2021
2022
2023
TTM Q1'24
Efficiency Ratio
Core Efficiency Ratio(1)

Note: Dollars in millions, except for per share data.
(1) Non-GAAP financial measure. See appendix for applicable reconciliation.

DEPOSIT GROWTH THROUGH ORGANIC AND M&A STRATEGY

- **Deposit strategy reflects consistent organic growth, augmented with opportunistic M&A**
- **Total deposit CAGR of ~25% since Q4'15**
- **Organic deposit CAGR of ~17% since Q4'15 (excluding acquired deposits)[2]**



2018
Acquired $554M deposits in 2018 (Minden & Richland)
$134M organic growth in total deposits in 2018[2]
2020
Acquired Pedestal and $1.2B in total deposits in 2020
$668M organic growth in total deposits in 2020[2]
2022
Acquired Texas Citizens and $477M in total deposits in 2022
$304M organic growth in total deposits in 2022[2]
$904
$933
$1,056
$1,734
$1,782
$3,617
$4,077
$4,820
$5,249
$5,573
$904
$933
$1,056
$1,180
$554
$1,782
$2,442
$1,175
$4,077
$4,343
$477
$5,249
$5,573
Q4'15
Q4'16
Q4'17
Q4'18
Q4'19
Q4'20
Q4'21
Q4'22
Q4'23
Q1'24
Organic Deposits
Acquired Deposits

(amounts in actuals)	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q4'23	Q1'24
Non-Jumbo Deposit Accounts	15,312	15,539	15,608	41,064	37,508	90,963	89,359	97,740	101,546	101,609
Jumbo Deposit Accounts[1]	448	502	612	987	1,001	1,902	2,300	2,714	3,009	3,096
Total Deposit Accounts[1]	**15,760**	**16,041**	**16,220**	**42,051**	**38,509**	**92,865**	**91,659**	**100,454**	**104,555**	**104,705**
Avg. Total Deposit Account Bal.	**$ 57,375**	**$ 58,151**	**$ 65,076**	**$ 41,234**	**$ 46,275**	**$ 38,946**	**$ 44,483**	**$ 47,986**	**$ 50,201**	**$ 53,223**

Note: Dollars in millions, unless otherwise noted. Above deposit information reflects b1BANK bank-level balances. Jumbo deposits reflects total deposits of $250 thousand or greater.
(1) b1BANK deposit accounts excludes 5 Business First Bancshares Holding Company accounts with the Bank subsidiary.
(2) Includes brokered deposits.

PROVEN M&A TRACK RECORD

- BFST has a proven M&A track record and has successfully closed and integrated five whole-bank acquisitions and one non-bank RIA acquisition since 2015
- Average time-to-close of 149 days (announcement to close) for BFST compares favorably to industry average of 158 days[1]
  - Excluding American Gateway, average time-to-close is 124 days
- 28% total asset CAGR, 34% core net income CAGR, and 15% core EPS CAGR since commencing BFST's M&A strategy
- Significant improvement in profitability over the last ~9 years, with core ROAA improving from 0.58% in 2014 to 1.01%[3] and core efficiency ratio improving from 76.5% to 63.3% over the same timeframe


American Gateway
• Closed 3/31/15
• $366MM in assets
• 10 locations acquired
• $47.2MM deal value
• 250 days to close transaction
Minden Bancorp
• Closed 1/1/18
• $315MM in assets
• 2 locations acquired
• $56.5MM deal value
• 87 days to close transaction
Richland State Bancorp
• Closed 11/30/18
• $307MM in assets
• 8 locations acquired
• $44.7MM deal value
• 179 days to close transaction
Pedestal Bancshares
• Closed 5/1/20
• $1.26B in assets
• 22 locations acquired
• $128.3MM deal value
• 100 days to close transaction
Texas Citizens Bancorp
• Closed 3/1/22
• $546MM in assets
• 6 locations acquired
• $54.8MM deal value
• 131 days to close transaction

	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	Q1'24 TTM	9.25-Year CAGR
Total Assets	$ 687	$ 1,077	$ 1,106	$ 1,322	$ 2,099	$ 2,276	$ 4,175	$ 4,733	$ 5,990	$ 6,585	$ 6,696	28%
Core Net Income[2]	$ 4.4	$ 4.1	$ 5.1	$ 3.1	$ 16.8	$ 24.6	$ 37.5	$ 53.9	$ 57.6	$ 66.3	$ 65.4	34%
Core Diluted EPS[2]	$ 0.72	$ 0.73	$ 0.70	$ 0.39	$ 1.45	$ 1.80	$ 2.05	$ 2.61	$ 2.52	$ 2.62	$ 2.57	15%
Core ROAA[2]	0.58%	0.51%	0.45%	0.26%	1.00%	1.15%	1.09%	1.22%	1.05%	1.05%	1.01%	---
Core Efficiency Ratio[2]	76.5%	77.6%	81.1%	77.7%	66.9%	63.4%	61.1%	60.6%	62.8%	61.9%	63.3%	---

Note: Dollars in millions, except per share data.

(1) Industry average time-to-close reflects all U.S. based whole-bank transactions announced since January 1, 2000, with announced deal value of $10MM or greater. (Source: S&P Global Market Intelligence)

(2) Non-GAAP financial measure. See appendix for applicable reconciliation. Core earnings measures exclude merger charges, gain/loss on sale of securities, gain/loss on sale of former bank branches, among other non-core items.

(3) Non-GAAP financial measure. See appendix for applicable reconciliation. Core ROAA reflects TTM results as of March 31, 2024.

LIQUIDITY AND DEPOSITS

Liquidity Sources

FHLB Borrowings Capacity	$	1,199
Unencumbered Securities	$	552
Cash Reserves	$	186
Fed Funds Sold	$	211
Fed Funds Lines Available	$	145
FRB Discount Window	$	726
Total	**$**	**3,019**

- Bolstered cash reserves in 2023 in response to tighter monetary policy and continued to carry higher balances in 1Q24 at 5.95% to total assets.
- Remain focused on core deposits, which represent over 81% of total deposits.
- Continue to take advantage of wholesale funding alternatives to optimize interest costs and liquidity, utilizing FHLB and the brokered deposit market. Paid off $300 Million BTFP advance in March 2024.
- Ample contingent liquidity available of over $3 billion at 3/31/2024 to supplement core deposit growth as needed.

Deposit Composition



$5.57B
Noninterest Bearing DDA 22.9%
Interest Bearing DDA 10.0%
NOW Accounts 8.3%
MMDA 32.2%
Savings 3.8%
CDs > $250K 14.7%
Other CDs 8.1%
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Historical Deposit Composition



Total Deposit CAGR: 30.8%
$1,782
$595
$447
$341
$399
$3,617
$810
$954
$689
$1,164
$4,077
$693
$1,314
$780
$1,291
$4,820
$787
$1,449
$1,035
$1,549
$5,249
$1,301
$1,567
$1,094
$1,286
$5,573
$1,270
$2,002
$1,023
$1,278
12/31/19
12/31/20
12/31/2021
12/31/2022
12/31/2023
3/31/2024
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Note: Dollars in millions. Data as of March 31, 2024.

SECURITIES PORTFOLIO

- Portfolio serves as a source of on-balance sheet liquidity and provides interest income stability during times of declining rates.
- With the relatively high-rate environment, the Bank is reinvesting portfolio cash flows and taking opportunities to modestly grow the portfolio as liquidity allows.
- Total portfolio as of 1Q24 was $963.7 million in AFS, of which agency mortgage-backed securities (MBS) and A-rated municipal securities were the largest components.
  - 1Q24 weighted average yield of 2.37%
  - Weighted average life of 4.53 years
  - Estimated effective duration of 3.71 years

AFS Securities Portfolio



U.S. Government Agencies / Treasuries 2.9%
Corporate & Other Securities 5.1%
Municipal Securities 33.4%
$963.7M
Mortgage-Backed Securities 58.6%

	Book Value	Market Value	Net Unrealized Gain / (Loss)
Municipal Securities	$ 323.0	$ 291.5	$ (31.4)
Mortgage-Backed Securities	563.4	511.6	$ (51.8)
Corporate & Other Securities	49.5	44.2	$ (5.3)
U.S. Government Agencies / Treasuries	27.9	25.6	$ (2.3)
Total AFS Securities	**$ 963.7**	**$ 872.9**	**$ (90.8)**
Deferred Tax Impact			$ 19.2
Other Equities Unrealized Gain/Loss			$ -
Accumulated Other Comprehensive Income/Loss			**$ (71.6)**

Note: Dollars in millions. Data as of March 31, 2024.

OPTIMIZING BRANCH NETWORK AND INFRASTRUCTURE INVESTMENTS

BFST Footprint[1]



b1BANK (Organic / De Novo) (13 active[2] / 2 closed)
American Gateway (6 active / 4 closed)
Minden (2 active / 0 closed)
Richland (5 active[3] / 2 sold / 1 closed)
Pedestal (17 active / 1 Sold / 4 closed[4])
Texas Citizens (5 active / 1 closed)
Closed, Sold, or Consolidated (2 legacy / 13 acquired / 1 De Novo LPO)
Loan Production Office (LPO) (1 active / 1 consolidated)

December 31, 2014				March 31, 2024
6 Locations	**59 Added**		**16 Closed or Sold**	**49 Locations**
✓ 6 full-service Banking Centers ✓ ~$98MM avg. total deposits per Banking Center	+ ✓ 48 acquired Banking Centers ✓ 5 De Novo Banking Centers ✓ 6 De Novo LPOs (4 LPOs converted to full-service, 1 LPO consolidated into existing Banking Center)	−	✓ 2 legacy b1BANK Banking Centers closed ✓ 1 LPO consolidated into existing location ✓ 10 acquired Banking Centers closed ✓ 3 acquired Banking Centers sold for a gain	= ✓ 48 Banking Centers[2] ✓ 1 active LPOs ✓ ~$119MM avg. total deposits per Banking Center[5] ✓ ~52% increase in average NIB deposits per Banking Center[6]

Data Source: S&P Global Market Intelligence.

(1) Reflects b1BANK branch network, including all acquired, closed/divested, and de novo Banking Centers.

(2) Includes four legacy b1BANK locations that converted from LPO to full-service Banking Centers. Includes five DFW Banking Centers.

(3) Includes one closed full-service Banking Center in Reyville, LA that maintains an active ITM.

(4) Excludes one location sold by Pedestal prior to closing.

(5) Excludes active LPO and Reyville, LA standalone ITM from calculation.

(6) Represents aggregate growth in average noninterest bearing deposits per Banking Center from December 31, 2014, to March 31, 2024. Excludes active LPO and Reyville, LA standalone ITM from calculation.

SMITH SHELLNUT WILSON (SSW)

SMITH SHELLNUT WILSON
AN AFFILIATE OF b1BANK

- April 1, 2021 – Smith Shellnut Wilson, LLC (SSW) was acquired by b1BANK and operates as a wholly-owned subsidiary of b1BANK
- SSW is a Mississippi limited liability company and registered investment advisor, with its principal office located in Ridgeland, Mississippi
- SSW was founded in 1995 and offers investment advisory services, which includes discretionary and non-discretionary management of investment portfolios for a variety of clients including financial institutions, high-net worth individuals, trusts and business entities
- As of March 31, 2024, SSW maintained ~$6.10 billion in AUM[1] (~$4.89 billion bank AUM[1], ~$1.21 billion non-bank AUM)
- For 1Q24, 44% of total AUM fees were represented by banks and credit unions
  - Remaining 56% of AUM fees are comprised of high-net worth individuals and other relationships
- As of March 31, 2024, provides portfolio management services for 48 bank clients[1]

Average Quarterly AUM[2] ($ in Millions)



Bank AUM (excl. b1BANK)
Non-Bank AUM
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
$3,615
1,129
2,485
$3,971
1,176
2,795
$4,452
1,119
3,333
$5,516
1,104
4,413
$6,192
1,059
5,133
$6,244
1,049
5,195
$6,721
1,072
5,649
$6,933
1,122
5,811
$6,815
1,153
5,662
$6,584
1,163
5,421
$6,378
1,183
5,194
$6,131
1,225
4,906
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24

~19% CAGR in Average Total AUM since closing

Note: AUM Dollars in millions, unless otherwise noted.
(1) Includes bank and credit union AUM. Excludes b1BANK securities portfolio and TruPs/CDs included in client portfolios.
(2) Calculation of quarterly average AUM based on methodology in computing fees and reflects average quarterly AUM balances for the three-months ended for non-bank clients and four-months ended for bank clients.

BUSINESS FIRST BANCSHARES

Financial Results

QUARTERLY FINANCIAL HIGHLIGHTS

		For the Quarter Ended,				
		3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Profitability	Diluted Earnings per Common Share	$0.48	$0.57	$0.76	$0.73	$0.54
	ROAA	0.74 %	0.88 %	1.17 %	1.18 %	0.91 %
	ROACE	8.51	10.54	14.16	13.99	10.73
	Net Interest Margin	3.32	3.50	3.61	3.63	3.75
	Efficiency Ratio[1]	69.80	63.36	59.23	60.76	63.27
	Net Income Available to Common Shareholders in thousands	$12,220	$14,474	$19,104	$18,389	$13,675
	Core Pre-Tax, Pre-Provision Income[1] in thousands	$19,061	$23,444	$25,123	$24,770	$22,562
	Core Diluted Earnings Per Common Share[1]	$0.50	$0.66	$0.71	$0.70	$0.55
	Core ROAA[1]	0.77 %	1.03 %	1.10 %	1.13 %	0.91 %
	Core ROACE[1]	8.92	12.27	13.32	13.50	10.81
	Net Interest Margin excluding loan discount accretion[1]	3.27	3.38	3.46	3.49	3.54
	Core Efficiency Ratio[1]	68.68	62.59	60.58	61.54	63.10
Capital	Tier 1 Leverage Ratio[2]	10.42 %	10.46 %	9.31 %	9.35 %	9.31 %
	Total Risk-Based Capital Ratio[2]	12.78 %	12.85 %	12.71 %	12.49 %	12.61 %
	Tangible Common Equity / Tangible Assets[1]	7.19 %	7.28 %	6.76 %	6.73 %	6.85 %
	Tangible Book Value Per Share[1]	$18.61	$18.62	$17.03	$16.87	$16.73
Asset Quality	NPLs / Loans (Excl. TDRs)[3]	0.43 %	0.34 %	0.33 %	0.36 %	0.36 %
	Allowance for Credit Losses / Loans (Excl. HFS)	0.88	0.88	0.90	0.93	0.95
	ACL + FV Discount on Acquired Lns / Loans (Excl. HFS)	1.10	1.12	1.20	1.28	1.35
	NCOs / Average Loans	0.01	0.02	0.04	0.01	0.05

- During 1Q24, acquired Waterstone LSP, a company which provides comprehensive support and lending solutions under SBA programs.
- Tangible Book Value Per Share & TCE/TA (ex AOCI) continues to move upward over the 5 quarter periods analyzed attributable to continued earnings performance while positioning the balance sheet for future growth.
- Asset quality continues to remain stable.
- Tangible Book Value Per Share (ex AOCI) increased 3.22% from the linked quarter.

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of March 31, 2024.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

BALANCE SHEET HIGHLIGHTS

For the quarter ended, $ millions	3/31/2024	Change vs. 12/31/2023	Change vs. 3/31/2023	Q1'24 Highlights
Gross Loans (Excl. HFS)	$5,088.8	2%	6%	Organic loan growth of 1.92% for the quarter (7.74% Annualized) led by C&I ($68.1 million). Year-over-year loan growth ($285.8 million) was headlined by organic growth in DFW, SWLA and Capital regions maintaining our Texas exposure at 37%.
ACL + Fair Value Discount on Acquired Loans	$55.9	0%	-14%	ACL + Fair Value Discount on acquired loans as a percentage of total loans of 1.10%. Loan purchase discount decreased by approximately $875 thousand.
Investment Securities	$872.9	-1%	-3%	The slight quarterly decline in fair market value was due to negative fair value adjustments ($6.7 million).
Deposits	$5,572.8	6%	16%	Deposits increased $324.0 million (6.17%, or 24.82% Annualized) during Q1 mostly attributable to interest-bearing deposits. Annual growth of $766.6 million (15.95%).
Borrowings	$430.3	-32%	-49%	Borrowings decreased $204.7 million for the quarter due to a full repayment of the $300 million Federal Reserve Bank BTFP balance. Repayment was funded through additional $100 million FHLB advances, $52 million additional brokered CDs, and $123 million cash on hand.
Total Equity	$649.0	1%	9%	Increase in equity for the quarter was driven by $12.2 million net income available to common shareholders tempered by a $5.0 million decrease in AOCI for Q1. The annual increase was driven by $64.1 million net income available to common shareholders reduced by a $3.6 million AOCI decline.

Balance Sheet Ratios, $ actual	3/31/2024	Actual 12/31/2023	Actual 3/31/2023	Highlights
Total Risk-Based Capital Ratio[(1)]	12.78 %	12.85 %	12.61 %	The Capital Ratio remains stable with retained earnings keeping pace with growth.
Tangible Common Equity / Tangible Assets[(2)]	7.19 %	7.28 %	6.85 %	Stability for the quarter is due to retention of earnings partially offset by a negative AOCI change while improvement for the year is due to continued earnings retention.
Tangible Book Value Per Share[(2)]	$18.61	$18.62	$16.73	TBV decreased slightly from the linked quarter and is attributed to $12.2 million net income available to common shareholders and was offset by a $5.0 million decline in AOCI. TBVPS growth excluding AOCI of 3.17% QTD and 10.27% year-over-year show franchise value.
Gross Loans (Excl. HFS) / Deposits	91.32 %	95.12 %	99.94 %	

(1) Preliminary consolidated capital ratios as of March 31, 2024.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

STABLE CREDIT PERFORMANCE

Past Due Loans[1][2]



0.38%
$19.3
0.23%
0.31%
0.22%
0.20%
$10.4
$10.0
$11.5
0.11%
$5.4
1Q23
2Q23
3Q23
4Q23
1Q24
Past Due Loans to Total Loans
Peer Average
Past Due Loans

Nonperforming Loans[1][3]



0.43%
0.36%
0.36%
0.33%
0.34%
$21.6
0.44%
$17.1
$17.5
$16.3
$17.1
1Q23
2Q23
3Q23
4Q23
1Q24
Nonperforming Loans to Total Loans
Peer Average
NPLs

ACL & FV Discount[4]



1.35%
1.28%
1.20%
1.12%
1.10%
0.95%
0.93%
0.90%
0.88%
0.88%
1Q23
2Q23
3Q23
4Q23
1Q24
ACL+Discount to Total Loans
ACL to Total Loans

Net Charge-offs



0.05%
0.04%
0.02%
0.01%
0.01%
0.02%
1Q23
2Q23
3Q23
4Q23
1Q24
NCO/Average Loans
Peer Average

Note: Dollars in millions. Peer average based on average of last five quarters ending 4Q23, Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBK, RRBI, GNTY, VBTX, TCBX, STEL.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

(2) Past due loans include balances past due 30 days or more and not on a nonaccrual status.

(3) Nonperforming loans include loan balances past due 90 days or more as well as loans on a nonaccrual status.

(4) Total Loans includes SBA PPP loan balances.

YIELD / RATE ANALYSIS


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.34%
6.54%
6.84%
6.87%
6.88%
5.00%
5.25%
5.50%
5.50%
5.50%
3.75%
3.63%
3.61%
3.55%
3.50%
3.76%
3.32%
3.27%
3.54%
3.49%
3.46%
3.23%
3.38%
2.79%
2.30%
2.36%
2.64%
2.85%
1.97%
1.57%
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
NIM
NIM ex. Accretion(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Target Fed Funds Rate

Note: Data is as of March 31, 2024. Chart based on GAAP data.
(1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

LOAN PORTFOLIO OVERVIEW – REPRICING OPPORTUNITY

Loan Portfolio HFI

45.9% of total loans HFI are floating / variable rate or fixed rate maturing within the next 12-months

98.1% of all floating-rate loans would reprice immediately with another +0.25% shift in interest rates



2.3%
18.1%
16.7%
8.7%
54.1%

	Outstanding Balance ($MM)	Outstanding Balance (% of Total)	Weighted Avg. Rate[1]
Fixed Rate Loans (mature > 1 year)	$ 2,755.3	54.1%	5.46%
Fixed Rate Loans (mature < 1 year)	444.6	8.7%	5.84%
Floating Rate with Floors	851.3	16.7%	8.28%
Floating Rate without Floors	920.3	18.1%	8.72%
Adjustable Rate Loans	118.6	2.3%	5.78%
Total	**$ 5,090.0**	**100.0%**	**6.56%**

- 34.8% of total loans HFI are floating rate
  - 98.1% of floating-rate loans would reprice immediately with another +0.25% shift in interest rates
- 78.1% of floating-rate loans float on the WSJ Prime Daily Index
- 62.9% of total loans HFI are fixed rate[2]
  - 11.1% of fixed-rate loans mature within the next 12 months[2]

Maturities by Loan Type

(dollars in millions)	Fixed Rate Loans Maturing Beyond 1-Year				
	Q2'25	FY 2025	FY 2026	FY 2027	> FY 2027
C&D	$ 12.2	$ 28.5	$ 11.0	$ 124.6	$ 56.1
Owner-Occupied CRE	8.1	38.4	95.6	135.2	393.6
Income Producing CRE	4.2	20.2	196.9	307.0	265.9
C&I	6.9	21.1	56.7	105.9	279.5
Agricultural	0.1	2.3	1.1	0.9	1.4
Farmland	25.9	26.7	5.1	15.5	40.4
1-4 Family	18.5	37.4	70.6	89.6	181.3
Consumer & Other	3.7	10.2	15.3	66.0	55.5
Total	**$ 79.6**	**$ 184.7**	**$ 452.3**	**$ 844.6**	**$ 1,273.6**
Weighted Avg. Rate[1]	**5.54%**	**5.40%**	**5.32%**	**5.12%**	**5.74%**

(dollars in millions)	Fixed Rate Loans Maturing within the next 12-Months				NTM Total
	Q2'24	Q3'24	Q4'24	Q1'25	
C&D	$ 51.6	$ 28.3	$ 1.4	$ 5.8	**$ 87.2**
Owner-Occupied CRE	22.4	12.6	8.7	12.9	**56.6**
Income Producing CRE	36.5	13.8	9.3	14.9	**74.4**
C&I	31.8	21.6	19.6	30.5	**103.4**
Agricultural	2.0	0.2	4.6	10.2	**17.0**
Farmland	8.0	15.4	2.5	0.3	**26.2**
1-4 Family	20.0	6.0	9.1	6.0	**41.0**
Consumer & Other	25.0	3.7	5.1	4.9	**38.7**
Total	**$ 197.3**	**$ 101.6**	**$ 60.2**	**$ 85.4**	**$ 444.6**
Weighted Avg. Rate[1]	**5.77%**	**6.38%**	**5.87%**	**5.35%**	**5.84%**

(dollars in millions)	All Floating Rate Loans, Maturing				
	Q2'24	FY 2024	FY 2025	FY 2026	> FY 2026
C&D	$ 90.8	$ 209.0	$ 67.5	$ 55.1	$ 17.0
Owner-Occupied CRE	7.3	10.2	14.3	3.8	137.3
Income Producing CRE	9.6	40.3	16.6	34.5	131.5
C&I	110.9	265.4	168.4	43.6	165.5
Agricultural	9.1	13.5	9.3	0.0	2.7
Farmland	13.9	21.5	41.7	1.0	18.6
1-4 Family	11.5	23.5	14.6	13.3	78.7
Consumer & Other	34.6	63.8	41.9	4.2	43.3
Total	**$ 287.5**	**$ 647.1**	**$ 374.3**	**$ 155.6**	**$ 594.6**
Weighted Avg. Rate[1]	**8.92%**	**8.98%**	**8.67%**	**8.73%**	**7.83%**

Note: Dollars in millions. Data is as of March 31, 2024. Loan balances are before accounting adjustments and exclude SBA PPP loan balances.
(1) Reflects weighted average stated rate for the month-end December 31, 2023.
(2) Includes adjustable rate loans.

Loan Portfolio

LOAN COMPOSITION

Loan Composition by Region



6,000
5,000
4,000
3,000
2,000
1,000
0
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
03/31/24
9.3%
27.7%
15.3%
6.0%
10.7%
17.2%
13.8%
Capital
North Louisiana
Southwest Louisiana
Bayou
Greater New Orleans
Dallas
Houston

Q1'24 LTM Loan Growth Waterfall



$4,821
$1,667
$(626)
$(850)
$77
$5,089
Q1'24 LTM Organic Net Operating Growth(1) of 5.6%
3/31/23 Beginning Loans
BFST Originations
Paydowns
Payoffs
Net Refinance
Ending Loans 3/31/24

Note: Data is as of March 31, 2024. Dollars in millions. Loan balances are before accounting adjustments.
(1) Net operating loans are defined as loans per the general ledger, excluding PPP, deferred costs/fees, corporate and other, overdrafts and loan premium/discount.

LOAN COMPOSITION

Total Loan Portfolio Composition



Consumer & Other, 2.8%
Farmland, 3.9%
Home Equity Loans, 2.0%
Commercial, 26.5%
Multi-Family, 2.5%
1-4 Family, 9.6%
$5.09 billion
Construction & Land, 13.0%
NOOCRE, 21.5%
OOCRE, 18.2%

Top 5 Exposure Categories

	Outstanding Balance	Unfunded Commitment	Average Loan Size	NPLs % of Total Loans
Commercial	$1.35 billion	$665 million	$327 thousand	0.23%
CRE - Owner-Occupied	$924 million	$36 million	$792 thousand	0.28%
CRE - Non Owner-Occupied	$1.09 billion	$58 million	$1.73 million	0.05%
Construction & Land	$662 million	$243 million	$583 thousand	1.03%
1-4 Family	$490 million	$7 million	$179 thousand	1.24%
Total	$4.52 billion	$1.01 billion	$723 thousand	0.42%

Note: Loan composition as of March 31, 2024, based on FDIC call report data.

LOAN COMPOSITION: COMMERCIAL

Commercial Loans by Collateral



Agricultural, 3.1%
Cash/Securities, 9.4%
AR & Inventory, 38.3%
Titled Collateral, 11.8%
All Other, 25.5%
Equipment, 11.9%

Commercial Loans by Region



Houston, 10.3%
Southwest Louisiana, 6.5%
DFW, 31.6%
Greater New Orleans, 10.5%
Capital, 13.9%
North Louisiana, 18.3%
Bayou, 9.0%

- Commercial loans represent 28.0% of the total loan portfolio
- Total commercial loan growth year-over-year of $187.6 million represents 65.7% of all loan growth and $43 million (15.1%) of this growth was attributable to regional growth in New Orleans and Dallas Fort Worth
- Weighted average maturity of the Commercial portfolio is 2.63 years

Note: Data is as of March 31, 2024. Percentages based on loan balances before accounting adjustments.

LOAN COMPOSITION: COMMERCIAL REAL ESTATE

C&D Composition



$662.0 million

C&D Portfolio	
Raw Land	5.4%
Vacant Residential Lots	7.5%
Vacant Commercial Lots	15.3%
Land Development - Residential	22.9%
Residential Construction - OORE	5.1%
Residential Construction - Non OORE	12.1%
Commercial Construction - Retail	3.5%
Commercial Construction - Office	9.3%
Commercial Construction - Apartment/Multi-Family	11.6%
Commercial Construction - Other	7.3%
Total C&D	**100.0%**

CRE Composition - Owner Occupied



$924.4 million

Owner Occupied CRE Portfolio	
Hotel/Motel	0.7%
Office Building	31.8%
Office/Warehouse	23.7%
Retail	18.1%
Commercial Building	8.6%
Other	17.1%
Total CRE - Owner Occupied	**100.0%**

CRE Composition - Income Producing



$1.09 billion

Income Producing CRE Portfolio	
Hotel/Motel	12.7%
Office Building	22.4%
Office/Warehouse	3.2%
Warehouse	8.9%
Retail - Single Tenant	9.2%
Retail - Multi Tenant	26.3%
Commercial Building	7.9%
Other	9.4%
Total CRE - Income Producing	**100.0%**

C&D by Geography[1]



$662.0 million

C&D Portfolio	
Dallas, TX	16.6%
Baton Rouge, LA	12.6%
Covington, LA	6.4%
Hammond, LA	4.0%
New Orleans, LA	3.4%
Lake Charles, LA	3.3%
Frisco, TX	3.2%
Ruston, LA	2.9%
Memphis, TN	2.9%
Lafayette, LA	2.8%
All Other Geographies	42.0%
Total C&D	**100.0%**

Owner Occupied CRE Geography[1]



$924.4 million

Owner Occupied CRE Portfolio	
Baton Rouge, LA	10.2%
Houston, TX	8.3%
New Orleans, LA	7.2%
Dallas, TX	5.2%
Bossier City, LA	3.5%
Lake Charles, LA	3.2%
Houma, LA	3.1%
Metairie, LA	2.7%
Monroe, LA	2.7%
Lafayette, LA	2.5%
All Other Geographies	51.4%
Total CRE - Owner Occupied	**100.0%**

Income Producing CRE Geography[1]



$1.09 billion

Income Producing CRE Portfolio	
Dallas, TX	11.5%
Baton Rouge, LA	9.9%
Covington, LA	8.8%
Houston, TX	8.4%
Monroe, LA	6.4%
Metairie, LA	4.7%
New Orleans, LA	3.7%
Lafayette, LA	3.6%
Lake Charles, LA	3.1%
Austin, TX	2.6%
All Other Geographies	37.2%
Total CRE - Income Producing	**100.0%**

C&D Highlights

- $662.0 million total portfolio
- $22.1 million largest relationship[2]
- $585 thousand average loan size
- $277.5 million maturing over the next 12-months[3]
- Dallas, Baton Rouge and Covington represent top 3 geographies within C&D and comprise 35.6% of all C&D loans or $235.6 million

Owner-Occupied Highlights

- $924.4 million total portfolio
- $23.2 million largest relationship[2]
- $795 thousand average loan size
- $57.7 million maturing over the next 12-months[3]
- Baton Rouge, Houston and New Orleans represent top 3 geographies within owner-occupied and comprise 25.7% of all owner-occupied loans or $237.4 million

Income Producing Highlights

- $1.09 billion total portfolio
- $28.2 million largest relationship[2]
- $1.75 million average loan size
- $93.3 million balance maturing over the next 12-months[3]
- Dallas, Baton Rouge and Covington represent top 3 geographies within income producing and comprise 30.2% of all income producing loans or $329.9 million

Note: Dollars in millions. Data is as of March 31, 2024. Percentages based on loan balances before accounting adjustments.
(1) Geographic composition detail reflects zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral.
(2) Represents the largest loan in each portfolio net of balances sold to other institutions.
(3) Represents the outstanding principal balance of all loans maturing between April 1, 2024, through March 31, 2025.

LOAN COMPOSITION: OFFICE LENDING BY GEOGRAPHY

Office C&D by Geography(1)(2)


$662.0MM
Total C&D
94.2%
All Other
C&D
5.8% Office
C&D
$38.3MM
Office C&D
24.2%
16.9%
13.2%
10.3%
10.3%
25.1%

Office C&D(1)(2)	
Friendswood, TX (HOU)	24.2%
Baton Rouge, LA	16.9%
Ruston, LA	13.2%
San Antonio, TX	10.3%
Lake Charles, LA	10.3%
Other Geographies	25.1%
Total Office C&D	**100.0%**

Office C&D Highlights

- $38.3 million total office C&D portfolio comprised of 18 loans in 13 distinct geographies throughout Texas and Louisiana
- Largest C&D office loan is an $9.3 million credit in Friendswood, TX (Houston MSA)
- 100.0% of the office C&D portfolio is risk rated as pass watch or better

Office CRE – Owner-Occupied by Geography(1)(2)


68.1%
All Other
Owner
Occupied
CRE
$924.4MM
Owner
Occupied
CRE
31.9%
Owner
Occupied
Office CRE
$294.8MM
Owner
Occupied
Office CRE
12.5%
10.2%
7.1%
6.3%
5.0%
58.9%

Owner Occupied Office CRE(1)(2)	
Baton Rouge, LA	12.5%
Covington, LA	10.2%
Houston, TX	7.1%
Grapevine, TX (DFW)	6.3%
Houma, LA	5.0%
Other Geographies	58.9%
Total OO Office CRE	**100.0%**

Office CRE Owner-Occupied Highlights

- $294.8 million total office CRE owner-occupied portfolio comprised of 371 loans in 100 distinct geographies throughout Texas and Louisiana
- Largest office CRE owner-occupied loan is a $14.8 million credit in Grapevine, TX (DFW MSA)
- 99.7% of the office CRE – owner-occupied portfolio is risk rated as pass watch or better

Office CRE – Income-Producing by Geography(1)(2)


77.5%
All Other
Income
Producing
CRE
$1.09B
Income
Producing
CRE
22.5%
Income
Producing
Office CRE
$246.5MM
Income
Producing
Office CRE
20.5%
13.8%
11.1%
9.1%
8.4%
37.0%

Income Producing Office CRE(1)(2)	
Houston, TX	20.5%
Dallas, TX	13.8%
Baton Rouge, LA	11.1%
Shreveport, LA	9.1%
Metairie, LA (NOLA)	8.4%
Other Geographies	37.0%
Total Inc. Prod. Office CRE	**100.0%**

Office CRE Income Producing Highlights

- $246.5 million total office CRE income-producing portfolio comprised of 173 loans in 54 distinct geographies throughout Texas and Louisiana
- Largest office CRE income producing loan is a $28.2 million credit in Houston, TX
- 99.9% of the office CRE – income-producing portfolio is risk rated as pass watch or better

Note: Dollars in millions, unless otherwise noted. Above loan balances reflect outstanding principal bank balance, net of loan participations, as of March 31, 2024.
(1) Geographic composition detail reflects zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral.
(2) Office C&D, Owner-Occupied CRE, and Income-Producing CRE office detail exclude office warehouse loans.

SECTORS IN FOCUS: INDUSTRY COMPOSITION



Retail, 11.2%
Oil and Gas, 3.0%
Hotel and Motels, 4.0%
Food and Drink Services, 3.2%
Other Hospitality, 1.5%
All Others, 77.0%

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $	Past Due %	NPL $	NPL%
Retail	$569,627	11.2%	$1,006	$435	0.08%	$522	0.09%
Oil & Gas	$154,185	3.0%	$467	$417	0.27%	$354	0.23%
Hotels and Motels	$204,842	4.0%	$2,468	$0	0.00%	$0	0.00%
Food and Drink Services	$163,464	3.2%	$693	$414	0.25%	$1,062	0.65%
Other Hospitality	$76,728	1.5%	$5,401	$0	0.00%	$0	0.00%
All Other	$3,921,181	77.0%	$297	$17,466	0.45%	$19,694	0.50%
TOTAL	**$5,090,028**	**100.0%**	**$352**	**$18,732**	**0.37%**	**$21,633**	**0.43%**

Note: Dollars in thousands. Data is as of March 31, 2024. Loan balances based on balances before accounting adjustments.

APPENDIX

HISTORICAL FINANCIAL SUMMARY

	For the Fiscal Year Ended December 31,					YTD
	2019	2020	2021	2022	2023	2024
Balance Sheet & Capital						
Total Assets	$2,273,835	$4,160,360	$4,726,378	$5,990,460	$6,584,550	$6,695,558
Gross Loans (Excl. HFS)	1,710,265	2,991,355	3,189,608	4,606,176	4,992,785	5,088,839
Deposits	1,782,010	3,616,679	4,077,283	4,820,345	5,248,790	5,572,750
Total Equity	285,097	409,963	433,368	580,481	644,259	649,034
Tangible Common Equity / Tangible Assets[1]	10.36 %	8.45 %	7.76 %	6.89 %	7.28 %	7.19 %
Tier 1 Leverage Ratio[2]	10.56	8.79	8.14	9.49	9.52	9.38
Total Risk-based Capital Ratio[2]	13.30	--	11.94	12.75	12.85	12.78
Net Loans (Excl. HFS) / Assets	74.68 %	71.37 %	66.87 %	76.25 %	75.21 %	75.39 %
Gross Loans (Excl. HFS) / Deposits	95.97	82.71	78.23	95.56	95.12	91.32
NIB Deposits / Deposits	22.38	32.19	31.66	32.14	24.75	23.24
Commercial Loans / Loans (Excl. HFS)[3]	22.83	21.60	22.62	25.05	27.22	28.04
C&D / Total Risk-Based Capital[4]	95.9 %	106.0 %	117.0 %	109.8 %	91.7 %	88.9 %
CRE / Total Risk-Based Capital[4]	222.4	262.0	250.1	272.1	253.5	252.8
Asset Quality						
NPLs / Loans (Excl. TDRs)[5]	0.53 %	0.35 %	0.41 %	0.25 %	0.34 %	0.43 %
NPAs / Assets (Excl. TDRs)[5]	0.58	0.48	0.31	0.21	0.28	0.34
Reserves / Loans (Excl. HFS)	0.71	0.74	0.91	0.83	0.81	0.81
NCOs / Average Loans	0.10	0.06	0.03	0.04	0.11	0.01
Profitability Ratios						
Net Income Available to Common Shareholders	$23,772	$29,994	$52,136	$52,905	$65,642	$12,220
ROAA	1.11 %	0.88 %	1.18 %	0.97 %	1.04 %	0.74 %
ROACE	8.70	8.42	12.25	11.59	12.36	8.51
Net Interest Margin	4.10 %	4.06 %	3.84 %	3.92 %	3.62 %	3.32 %
Efficiency Ratio	64.37	67.75	61.84	65.26	61.61	69.80
Non-Interest Income / Avg. Assets	0.50	0.63	0.80	0.54	0.62	0.56
Non-Interest Expense / Avg. Assets	2.74	2.95	2.66	2.73	2.47	2.73

Note: Dollars in thousands. As of December 31.
(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of March 31, 2024. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.
(3) Excludes SBA PPP loans.
(4) Calculated at the bank level based on FDIC call report data.
(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

COMMERCIAL REAL ESTATE – HISTORICAL PERFORMANCE

	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q4'23	Q1'24
Construction - 1-4 Family Residential	$ 55,485	$ 60,780	$ 68,503	$ 90,861	$ 109,629	$ 117,128	$ 113,529
Other Const, Development, Vacant Land & Lots	155,569	183,401	334,562	457,667	612,445	552,670	548,485
Total Construction	**211,054**	**244,181**	**403,065**	**548,528**	**722,074**	**669,798**	**662,014**
% of Total Loans [(1)]	*13.8%*	*14.3%*	*13.5%*	*17.2%*	*15.7%*	*13.4%*	*13.0%*
% of Total Bank Capital	*94.1%*	*95.9%*	*106.0%*	*117.0%*	*116.7%*	*97.6%*	*94.6%*
Multi-Family Properties	39,273	36,454	95,707	97,508	98,637	108,432	125,702
Commercial Rental	226,723	284,795	496,198	525,977	967,915	1,072,280	1,094,073
Other Loans for Real Estate Purposes	10,286	708	736	500	409	481	428
Total Outstanding CRE Exposure	**$ 487,336**	**$ 566,138**	**$ 995,706**	**$ 1,172,513**	**$ 1,789,035**	**$ 1,850,991**	**$ 1,882,217**
% of Total Loans [(1)]	*31.9%*	*33.1%*	*33.3%*	*36.7%*	*38.8%*	*37.1%*	*37.0%*
% of Total Bank Capital	*217.2%*	*222.4%*	*262.0%*	*250.1%*	*289.1%*	*269.7%*	*268.9%*
Credit Ratings [(2)]							
Pass-Watch / Special Mention %	1.6%	0.5%	1.7%	2.7%	3.0%	2.4%	4.9%
Classified %	0.9%	0.9%	0.7%	1.2%	0.7%	0.6%	0.4%
Total Watch List %	2.5%	1.4%	2.4%	3.9%	3.6%	3.0%	5.3%
Past Dues [(3)]							
Nonaccrual Loans	$ 550	$ 1,449	$ 1,578	$ 1,701	$ 1,250	$ 4,569	$ 7,113
Past Due 90 days or more	-	-	77	-	4	-	183
Total Past Due	$ 550	$ 1,449	$ 1,654	$ 1,701	$ 1,254	$ 4,569	$ 7,296
Total Past Due / Total CRE Loans	*0.1%*	*0.3%*	*0.2%*	*0.1%*	*0.1%*	*0.2%*	*0.4%*
Net Charge Offs YTD [(4)]	$ (322)	$ (2)	$ 14	$ 147	$ (9)	$ 1,982	$ 51
Net Charge Offs YTD / CRE Loans	*(0.07%)*	*(0.00%)*	*0.00%*	*0.01%*	*(0.00%)*	*0.11%*	*0.00%*

Note: Dollars in thousands.
(1) Calculated at the bank level based on FDIC call report data.
(2) Based on outstanding loan balances prior to accounting adjustments. Percentage based on CRE loans outstanding.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.
(4) All charge-offs are YTD through period noted.

OIL AND GAS LENDING – HISTORICAL PERFORMANCE

	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q4'23	Q1'24
Upstream	$ 17,742	$ 12,530	$ 9,639	$ 2,305	$ 246	$ -	$ -	$ -
Midstream	25,490	18,148	6,518	$ 1,669	$ 1,048	$ -	$ 188	$ 208
Downstream	10,144	8,578	4,511	$ 467	$ 76	$ 156	$ -	$ -
Support / Services	70,765	86,802	77,221	$ 202,710	$ 182,711	$ 190,244	$ 157,698	$ 153,978
Total Energy Exposure	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 207,151**	**$ 184,081**	**$ 190,400**	**$ 157,886**	**$ 154,185**
% of Total Loans	*12.7%*	*8.2%*	*5.7%*	*7.6%*	*5.8%*	*4.1%*	*3.2%*	*3.0%*
% of Total Bank Capital	*103.0%*	*56.5%*	*38.5%*	*54.5%*	*39.3%*	*29.0%*	*20.9%*	*20.2%*
Total Committed Energy Loans	$ 160,313	$ 178,073	$ 146,138	$ 279,573	$ 243,052	$ 259,467	$ 223,009	$ 216,568
Credit Ratings								
Pass-Watch / Special Mention %	17.5%	8.6%	12.1%	8.7%	11.1%	6.2%	4.9%	7.0%
Classified %	3.1%	7.0%	3.6%	3.2%	2.9%	2.6%	1.5%	1.0%
Total Watch List % (1)	20.6%	15.6%	15.7%	12.0%	14.0%	8.8%	6.4%	7.9%
Past Dues (2)								
Nonaccrual Loans	$ 3,882	$ 2,020	$ 23	$ 394	$ 2,008	$ 875	$ 377	$ 692
Past Due 90 days or more	-	-	-	71	-	50	-	-
Total Past Due	$ 3,882	$ 2,020	$ 23	$ 465	$ 2,008	$ 925	$ 377	$ 692
Total Past Due / Total Energy Loans	*3.1%*	*1.6%*	*0.0%*	*0.2%*	*1.1%*	*0.5%*	*0.2%*	*0.4%*
Net Charge Offs YTD	$ 2,889	$ -	$ 1,500	$ 251	$ (280)	$ 870	$ 5	$ 3
Net Charge Offs YTD/ Energy Loans	*2.3%*	*0.0%*	*1.5%*	*0.1%*	*(0.2%)*	*0.5%*	*0.0%*	*0.0%*

Note: Dollars in thousands. Loan balances based on balances before accounting adjustments.
(1) Percentage based on Energy loans outstanding.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022 and prior. The guidance and methodology were changed beginning 1/1/2023 due to CECL adoption.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion										
	For the Year Ended December 31,					Fiscal Quarter				
	2019	2020	2021	2022	2023	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24
Core Net Income:										
Net Income	$ 23,772	$ 29,994	$ 52,136	$ 52,905	$ 65,642	$ 13,675	$ 18,389	$ 19,104	$ 14,474	$ 12,220
Adjustments[1]:										
Sale of Impaired Credit	$ (72)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Reimbursement of storm expenditures, net of tax	$ -	$ -	$ -	$ (543)	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ 568	$ 277	$ 799	$ 566	$ -	$ -	$ -	$ -	$ -	$ (39)
Write-Down on Former Bank Premises	$ -	$ -	$ -	$ -	$ 341	$ -	$ -	$ -	$ 341	$ -
(Gain)/Loss on Sale of Securities	$ (84)	$ (107)	$ (299)	$ 38	$ 2,023	$ 1	$ 48	$ -	$ 1,974	$ 1
(Gain)/Loss on Sale of Banking Center	$ (243)	$ -	$ (354)	$ -	$ (745)	$ -	$ -	$ (735)	$ (10)	$ -
(Gain)on extinguishment of debt	$ -	$ -	$ -	$ -	$ (1,150)	$ -	$ (742)	$ (408)	$ -	$ -
Occupancy and bank premises-hurricane repair	$ -	$ -	$ 1,230	$ 395	$ -	$ -	$ -	$ -	$ -	$ -
Stock Option Exercises	$ -	$ (530)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Early Lease Termination Penalty	$ 69	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 603	$ 7,832	$ 407	$ 4,236	$ 215	$ 97	$ 54	$ 2	$ 62	$ 626
Core Net Income	$ 24,614	$ 37,466	$ 53,919	$ 57,597	$ 66,326	$ 13,773	$ 17,749	$ 17,963	$ 16,841	$ 12,808
Core Return on Average Assets:										
Net Income	$ 23,772	$ 29,994	$ 52,136	$ 52,905	$ 65,642	$ 13,675	$ 18,389	$ 19,104	$ 14,474	$ 12,220
Core Net Income	$ 24,545	$ 37,466	$ 53,919	$ 57,597	$ 66,326	$ 13,773	$ 17,749	$ 17,963	$ 16,841	$ 12,808
Average Assets	$ 2,136,081	$ 3,426,120	$ 4,403,670	$ 5,473,508	$ 6,341,880	$ 6,123,063	$ 6,274,656	$ 6,474,935	$ 6,494,861	$ 6,667,527
ROAA	1.11%	0.88%	1.18%	0.97%	1.04%	0.91%	1.18%	1.17%	0.88%	0.74%
Core ROAA	1.15%	1.09%	1.22%	1.05%	1.05%	0.91%	1.13%	1.10%	1.03%	0.77%
ROACE	8.70%	8.42%	12.25%	11.59%	12.36%	10.73%	13.99%	14.16%	10.54%	8.51%
Core ROACE	9.01%	10.51%	12.67%	12.62%	12.49%	10.81%	13.50%	13.32%	12.27%	8.92%
Average Diluted Shares Outstanding	13,670,777	18,243,445	20,634,281	22,817,493	25,296,200	25,222,308	25,333,372	25,288,660	25,333,913	25,429,194
Diluted Earnings per Common Share	$ 1.74	$ 1.64	$ 2.53	$ 2.32	$ 2.59	$ 0.54	$ 0.73	$ 0.76	$ 0.57	$ 0.48
Core Diluted Earnings per Common Share	$ 1.80	$ 2.05	$ 2.61	$ 2.52	$ 2.62	$ 0.55	$ 0.70	$ 0.71	$ 0.66	$ 0.50
Net Interest Margin Excluding Loan Discount Accretion:										
Net Interest Income	$ 80,198	$ 127,646	$ 153,884	$ 199,577	$ 215,129	$ 52,749	$ 53,326	$ 55,294	$ 53,760	$ 51,531
Adjustments:										
Loan purchase discount accretion	(2,602)	(6,592)	(7,750)	(9,432)	(9,311)	(2,912)	(2,059)	(2,419)	(1,921)	(785)
Adjusted Net Interest Income	$ 77,596	$ 121,054	$ 146,134	$ 190,145	$ 205,818	$ 49,837	$ 51,267	$ 52,875	$ 51,839	$ 50,746
Average Interest-earning Assets	$ 1,956,719	$ 3,145,743	$ 4,011,773	$ 5,091,684	$ 5,939,405	$ 5,704,875	$ 5,895,290	$ 6,071,129	$ 6,086,330	$ 6,246,130
Net Interest Margin	4.10%	4.06%	3.84%	3.92%	3.62%	3.75%	3.63%	3.61%	3.50%	3.32%
Net Interest Margin excluding loan discount accretion	3.97%	3.85%	3.64%	3.73%	3.47%	3.54%	3.49%	3.46%	3.38%	3.27%

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income and ROAA - Trailing Twelve Months	Fiscal Quarter				TTM
	Q2'23	Q3'23	Q4'23	Q1'24	Q1'24
Core Net Income:					
Net Income	$ 18,389	$ 19,104	$ 14,474	$ 12,220	$ 64,187
Adjustments[1]:					
Sale of Impaired Credit	$ -	$ -	$ -	$ -	$ -
Insurance Reimbursement of storm expenditures, net of tax	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ -	$ (39)	$ (39)
Write-Down on Former Bank Premises	$ -	$ -	$ 341	$ -	$ 341
(Gain)/Loss on Sale of Securities	$ 48	$ -	$ 1,974	$ 1	$ 2,023
(Gain)/Loss on Sale of Banking Center	$ -	$ (735)	$ (10)	$ -	$ (745)
(Gain)on extinguishment of debt	$ (742)	$ (408)	$ -	$ -	$ (1,150)
Occupancy and bank premises-hurricane repair	$ -	$ -	$ -	$ -	$ -
Stock Option Exercises	$ -	$ -	$ -	$ -	$ -
Early Lease Termination Penalty	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 54	$ 2	$ 62	$ 626	$ 744
Core Net Income	$ 17,749	$ 17,963	$ 16,841	$ 12,808	$ 65,361
Core Return on Average Assets:					
Net Income	$ 18,389	$ 19,104	$ 14,474	$ 12,220	$ 64,187
Core Net Income	$ 17,749	$ 17,963	$ 16,841	$ 12,808	$ 65,361
Average Assets	$ 6,274,656	$ 6,474,935	$ 6,494,861	$ 6,667,527	$ 6,477,995
ROAA	1.18%	1.17%	0.88%	0.74%	0.99%
Core ROAA	1.13%	1.10%	1.03%	0.77%	1.01%
Average Diluted Shares Outstanding	25,333,372	25,288,660	25,333,913	25,429,194	25,346,285
Diluted Earnings per Common Share	$ 0.73	$ 0.76	$ 0.57	$ 0.48	$ 2.54
Core Diluted Earnings per Common Share	$ 0.70	$ 0.71	$ 0.66	$ 0.50	$ 2.57

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS					
	Fiscal Quarter				
	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 597,690	$ 600,968	$ 604,366	$ 644,259	$ 649,034
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 525,760	$ 529,038	$ 532,436	$ 572,329	$ 577,104
Adjustments:					
Goodwill	(88,543)	(88,543)	(88,391)	(88,391)	(91,527)
Core deposit and other intangibles	(13,517)	(12,993)	(12,418)	(11,895)	(11,372)
Total Tangible Common Equity	$ 423,700	$ 427,502	$ 431,627	$ 472,043	$ 474,205
Tangible Assets					
Total Assets	$ 6,289,981	$ 6,454,649	$ 6,488,781	$ 6,584,550	$ 6,695,558
Adjustments:					
Goodwill	(88,543)	(88,543)	(88,391)	(88,391)	(91,527)
Core deposit and other intangibles	(13,517)	(12,993)	(12,418)	(11,895)	(11,372)
Total Tangible Assets	$ 6,187,921	$ 6,353,113	$ 6,387,972	$ 6,484,264	$ 6,592,659
Common Equity to Total Assets	8.36%	8.20%	8.21%	8.69%	8.62%
Tangible Common Equity to Tangible Assets	6.85%	6.73%	6.76%	7.28%	7.19%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 597,690	$ 600,968	$ 604,366	$ 644,259	$ 649,034
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 525,760	$ 529,038	$ 532,436	$ 572,329	$ 577,104
Adjustments:					
Goodwill	(88,543)	(88,543)	(88,391)	(88,391)	(91,527)
Core deposit and other intangibles	(13,517)	(12,993)	(12,418)	(11,895)	(11,372)
Total Tangible Common Equity	$ 423,700	$ 427,502	$ 431,627	$ 472,043	$ 474,205
Adjustments:					
Exclude AOCI	(67,998)	(81,296)	(94,236)	(66,585)	(71,634)
Total Tangible Common Equity (excl. AOCI)	$ 491,698	$ 508,798	$ 525,863	$ 538,628	$ 545,839
Common shares outstanding	25,319,520	25,344,168	25,344,168	25,351,809	25,485,383
Book Value per Common Share	$ 20.77	$ 20.87	$ 21.01	$ 22.58	$ 22.64
Tangible Book Value per Common Share	$ 16.73	$ 16.87	$ 17.03	$ 18.62	$ 18.61
Tangible Book Value per Common Share (excl. AOCI)	$ 19.42	$ 20.08	$ 20.75	$ 21.25	$ 21.42

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS

	For the Year Ended December 31,				
	2019	2020	2021	2022	2023
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 285,097	$ 409,963	$ 433,368	$ 580,481	$ 644,259
Preferred Stock	-	-	-	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 285,097	$ 409,963	$ 433,368	$ 508,551	$ 572,329
Adjustments:					
Goodwill	(48,495)	(53,862)	(59,894)	(88,543)	(88,391)
Core deposit and other intangibles	(6,694)	(9,734)	(12,203)	(14,042)	(11,895)
Total Tangible Common Equity	$ 229,908	$ 346,367	$ 361,271	$ 405,966	$ 472,043
Tangible Assets					
Total Assets	$ 2,273,835	$ 4,160,360	$ 4,726,378	$ 5,990,460	$ 6,584,550
Adjustments:					
Goodwill	(48,495)	(53,862)	(59,894)	(88,543)	(88,391)
Core deposit and other intangibles	(6,694)	(9,734)	(12,203)	(14,042)	(11,895)
Total Tangible Assets	$ 2,218,646	$ 4,096,764	$ 4,654,281	$ 5,887,875	$ 6,484,264
Common Equity to Total Assets	12.54%	9.85%	9.17%	8.49%	8.69%
Tangible Common Equity to Tangible Assets	10.36%	8.45%	7.76%	6.89%	7.28%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 285,097	$ 409,963	$ 433,368	$ 580,481	$ 644,259
Preferred Stock	-	-	-	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 285,097	$ 409,963	$ 433,368	$ 508,551	$ 572,329
Adjustments:					
Goodwill	(48,495)	(53,862)	(59,894)	(88,543)	(88,391)
Core deposit and other intangibles	(6,694)	(9,734)	(12,203)	(14,042)	(11,895)
Total Tangible Common Equity	$ 229,908	$ 346,367	$ 361,271	$ 405,966	$ 472,043
Adjustments:					
Exclude AOCI	2,613	10,628	(1,177)	(74,204)	(66,585)
Total Tangible Common Equity	$ 227,295	$ 335,739	$ 362,448	$ 480,170	$ 538,628
Common shares outstanding	13,279,363	20,621,437	20,400,349	25,110,313	25,351,809
Book Value per Common Share	$ 21.47	$ 19.88	$ 21.24	$ 20.25	$ 22.58
Tangible Book Value per Common Share	$ 17.31	$ 16.80	$ 17.71	$ 16.17	$ 18.62
Tangible Book Value per Common Share (excl. AOCI)	$ 17.12	$ 16.28	$ 17.77	$ 19.12	$ 21.25

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Efficiency Ratio								
	Fiscal Quarter					Fiscal Year Ended		TTM
	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	12/31/2022	12/31/2023	Q1'24
Core Efficiency Ratio:								
Noninterest Expense	$ 38,679	$ 39,702	$ 38,607	$ 39,714	$ 42,522	$ 149,409	$ 156,702	$ 160,545
Core Adjustments	$ (103)	$ (68)	$ (2)	$ (495)	$ (715)	$ (5,679)	$ (668)	$ (1,280)
Net Interest and Noninterest Income	$ 61,138	$ 65,345	$ 65,177	$ 62,676	$ 60,918	$ 228,935	$ 254,336	$ 254,116
Core Adjustments	$ -	$ (941)	$ (1,449)	$ (13)	$ (50)	$ 30	$ (2,403)	$ (2,453)
Efficiency Ratio (1)	63.27%	60.76%	59.23%	63.36%	69.80%	65.26%	61.61%	63.18%
Core Efficiency Ratio	63.10%	61.54%	60.58%	62.59%	68.68%	62.77%	61.93%	63.29%

Note: Dollars in thousands.
(1) Excludes gains/losses on sales of securities.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Pre-tax, Pre-provision Earnings					
	Fiscal Quarter				
	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24
Core pre-tax, pre-provision earnings:					
Pre-tax, pre-provision earnings	$ 22,458	$ 25,582	$ 26,570	$ 20,459	$ 18,395
Adjustments:					
Sale of Impaired Credit	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ -	$ -	$ (50)
Write-Down on Former Bank Premises	$ -	$ -	$ -	$ 432	$ -
(Gain)/Loss on Sale of Securities	$ 1	$ 61	$ -	$ 2,503	$ 1
(Gain)/Loss on Sale of Banking Center	$ -	$ -	$ (932)	$ (13)	$ -
(Gain) on Extinguishment of Debt	$ -	$ (941)	$ (517)	$ -	$ -
Occupancy and bank premises- hurricane repair	$ -	$ -	$ -	$ -	$ -
Insurance reimbursement of storm expenditures	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 103	$ 68	$ 2	$ 63	$ 715
Core pre-tax, pre-provision earnings	$ 22,562	$ 24,770	$ 25,123	$ 23,444	$ 19,061

Note: Dollars in thousands.